                                                                   EXHIBIT 10.22



                              AGREEMENT OF SUBLEASE

        THIS AGREEMENT OF SUBLEASE (hereinafter referred to as the "Sublease") is made and entered into this 11th day of August, 2000, by and between iXL, INC., a Delaware corporation (hereinafter referred to as the "Sublessor"), and VENTURE CATALYST INCORPORATED, a Utah corporation (hereinafter referred to as the "Sublessee").

                                   WITNESSETH:

        WHEREAS, Sublessor, as successor-in-interest to iXL-Los Angeles, Inc., the successor-in-interest to Boxtop Interactive, Inc., is the tenant under that certain lease agreement with EOP-10960 Wilshire, L.L.C., as successor-in-interest to Beacon Properties, L.P., (the "Master Landlord") dated October 14, 1997, as amended by commencement letter dated March 13, 1998, First Amendment dated April 9, 1998, Second Amendment dated May 19, 1999, Landlord consent to merger dated May 19, 1999, Third Amendment dated May 20, 1999 and Fourth Amendment dated January 11, 2000 (collectively, the "Master Lease") for approximately 9,826 square feet of office space on the 14th and 15th floors (the "Master Lease Premises") in the building commonly known as 10960 Wilshire Boulevard in Los Angeles, California (the "Building");

        WHEREAS, Sublessee desires to sublease from the Sublessor a portion of the Master Lease Premises leased by Sublessor under the Master Lease with Master Landlord; and

        WHEREAS, the parties hereto desire to provide for the rental and further terms and conditions of such sublease;

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Sublease Premises. The Sublessor does hereby sublease to this Sublessee, and the Sublessee does hereby sublease from the Sublessor, upon the terms and conditions hereinafter provided, space located on the fourteenth (14th) floor of the Building known as Suite 1410 (hereinafter referred to as the "Sublease Premises"). The parties stipulate that for all purposes of this Sublease, the Sublease Premises shall be deemed to consist of 4,232 rentable square feet.

2. Term. The term of this Sublease shall commence on the date on which Sublessor delivers possession of the Sublease Premises to Sublessee (the "Sublease Commencement Date") and expire at midnight on February 28, 2003, or such earlier termination of this Sublease or Master Lease (the "Sublease Termination Date"). Sublandlord anticipates that the Sublease Commencement Date will be on September 1, 2000; provided, however, Sublessee acknowledges that Sublessor's ability to vacate the Sublease Premises and deliver possession thereof is dependent upon Sublessor's completion of tenant improvements at 6060 Center Drive in Los Angeles, California and that Sublessor shall not be liable to Sublessee for any claims or damages arising out of Sublessor's failure to deliver to Sublessee possession of the Sublease Premises on or prior to September 1, 2000, provided that if the Sublease Premises are not delivered on or prior to September 30, 2000, Sublessee shall have the right to terminate this Sublease upon ten (10) days notice; provided, however, if Sublessor delivers the Sublease Premises at any time prior to the effective date of a termination notice from Sublessee, Sublessee's termination notice shall be rendered void and Sublessee's right to terminate this Sublease pursuant to this provision shall be deemed to have expired. Sublessee shall not have the right to renew or extend the term of this Sublease beyond the Sublease Termination Date. Notwithstanding the foregoing, this Sublease shall not be effective nor shall possession be deemed to be delivered unless and until the Master Landlord has approved and consented to this Sublease as provided in Section 20 of this Sublease.

3. Condition of Premises. As of the Sublease Commencement Date, the Sublessor shall deliver to the Sublessee the Sublease Premises in "AS IS" condition, broom swept and clean, with carpets shampooed. Sublessor shall have no obligation to make any tenant improvements, alterations, or repairs. Sublessor makes no representations or warranties of any kind as to the condition of the Sublease Premises.

4. Use. The Sublessee shall use and occupy the Sublease Premises solely for general office purposes in accordance with the terms of the Master Lease, and for no other purpose.

5. Rent. The rent reserved under this Sublease for the term hereby created shall consist of (a) an annual rent (hereinafter referred to as "Base Rent") in an amount as set forth below in Section 6 hereof; and (b) such additional sums of money as may be payable by the Sublessee from time to time pursuant to the provisions of this Sublease (hereinafter referred to as "Additional Rent"). The Sublessee covenants and agrees to pay the Base Rent and Additional Rent (hereinafter sometimes collectively referred to as "Rent") to the Sublessor at its notice address as set forth in Section 16 below, or at such other address as the Sublessor may hereafter designate in writing, in lawful money of the United States, without notice, demand, set off or deduction whatsoever, at the times and in the manner hereinafter specified. Sublessee shall pay a late charge of ten percent (10%) of the amount of any installment of Rent not paid within three
(3) business days of the due date. In addition to the foregoing late charge, all past due payments of Rent shall bear interest beginning on the due date until paid, at the rate ("Interest Rate") of eighteen percent (18%) per annum; provided, however, that the interest sought to be imposed shall not exceed the maximum rate permitted under Federal law or under the laws of the State of California.

6. Base Rent. The Base Rent payable by Sublessee during the Sublease Term shall be as follows:

        $33.60 per square foot       $142,195.20/Year     $11,849.60/Month

Base Rent shall be payable in equal monthly installments on the first day of each and every calendar month during the term of this Sublease, except that provided Sublessee is not then in default of this Sublease and such default has not been cured or waived, Sublessee may apply a portion of the Security Deposit (as defined below) toward payment of Base Rent for the months of January 2001, January 2002, and January 2003, by providing notice to Sublandlord no less than ten (10) days nor more than thirty (30) days in advance of each month in which it desires to apply such portion of the Security Deposit toward Base Rent.

7. Additional Rent. Sublesseee shall assume and pay monthly as Additional Rent during the term of this Sublease all charges of "Additional Rent" accruing to Sublessor's lease of the Sublease Premises which are due following the Commencement Date of this Sublease from the Sublessor as "Tenant" pursuant to the Master Lease, provided, however, for the purpose of this Sublease, any Additional Rent which is determined in the Master Lease using a "Base Year" calculation, the Base Year shall be deemed to be 2000. Furthermore, Sublessee shall assume and pay as Additional Rent during the term of this Sublease any other amount which Sublessor becomes obligated to pay the Master Landlord under the Master Lease as a result of Sublessee's occupancy of the Sublease Premises, which amounts shall be due and payable to Sublessor by Sublessee within five (5) days of Sublessee's receipt of a statement from Sublessor of amounts due.

8. Security Deposit. Sublessee shall deposit with Sublessor an amount equal to Seventy-one Thousand Ninety-seven and 60/100 Dollars ($71,097.60) (the "Security Deposit") to secure the performance of the Sublease by Sublessee. One-half of the Security Deposit is due and payable upon execution and delivery hereof by Sublessee. The remaining portion of the Security Deposit shall be due and payable upon the Sublease Commencement Date. Upon the occurrence of a default by Sublessee, Sublessor, without prejudice to any other remedy, may apply any portion of the Security Deposit to cure such default, and Sublessee shall pay to Sublessor, on demand, the amount so applied to cure such default in order to restore the Security Deposit to its original amount. The Security Deposit need not be held by Sublessor in a separate account and may be commingled with Sublessor's other funds. Sublessee shall not be entitled to any interest on the Security Deposit.

9. Obligations Under the Master Lease. This Sublease and the Sublessee's rights under this Sublease shall at all times be subject to and is made upon all of the terms, covenants, rights and conditions of the Master Lease, with the same force and effect as if fully set forth herein at length, and except as otherwise provided for herein, the Sublessee shall keep, observe and perform or cause to be kept, observed and performed, faithfully all of the applicable terms, covenants, and conditions of the Sublessor under the Master Lease. Sublessee shall not do anything which is considered a default under the Master Lease or which would place Sublessor in default thereunder and Sublessee agrees to indemnify and hold Sublessor harmless from and against all claims, demands, or liabilities (including reasonable attorneys fees and liquidated damages Sublessor may have to pay Master Landlord under the Master Lease) resulting from Sublessee's unexcused breach or violation or non-performance under the Master Lease as incorporated herein. Sublessee shall look to Master Landlord, and not to Sublessor, for any tenant services under the Master Lease and Sublessor shall have no liability whatsoever to Sublessee if the Master Landlord fails to perform any services or obligations required to be performed by the Master Landlord under the Master Lease. The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease, except for those provisions of the Master Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease shall control. Therefore, for purposes of this Sublease, except as otherwise provided to the contrary herein, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Tenant" is used, it shall mean the Sublessee herein.

10.     Insurance.

               a. The Sublessee shall obtain and at all times during the Sublease Term keep in force such insurance coverage, in type, form, amount, and by such insurer, as is required under Article 10 of the Master Lease.

               b. The Sublessee shall deliver to the Sublessor certificates of such insurance prior to the Sublease Commencement Date, and thereafter certificates of renewal thereof not less than thirty (30) business days prior to the expiration of any such policy. In the event that the Sublessee shall fail promptly to furnish any insurance herein required, the Sublessor may effect the same and pay the premium thereof for a period not exceeding one (1) year, and the premium so paid by the Sublessor shall be immediately payable by the Sublessee as Additional Rent.

               c. All policies of insurance as aforesaid shall name the Sublessor, the Master Landlord, and such other entity as Master Landlord may require under the Master Lease, as additional insureds, as their interests may appear.

11. Default. If the Sublessee shall default with respect to this Sublease and the Sublease Premises beyond any applicable cure period, the Sublessor shall have all of the rights and remedies afforded to the Master Landlord under the Master Lease.

12. Subordination. This Sublease is subject and subordinate to the Master Lease, to all ground and underlying leases, and to all mortgages and deeds of trust which may now or hereafter affect such leases, the leasehold estate or estates thereby created or the real property of which the Sublease Premises form a part, and to any and all renewals, modifications, consolidations, replacements and extensions thereof, provided that the Sublessor agrees not to effect any modification or amendment of the Master Lease which might adversely and materially affect the rights of the Sublessee hereunder without the reasonable written consent of the Sublessee in each case.

13. Assignments and Further Subleases. Provided that Sublessee has obtained the consent of Master Landlord when required under the terms of the Master Lease, has otherwise complied with all requirements of the Master Lease with respect to any assignment or subletting, and has provided written notice to Sublessor of any actual, intended or proposed Sublease or assignment. Sublessee may assign this Sublease or further sublease the Sublease Premises without the prior written consent of Sublessor.

14. Surrender. Upon the Sublease Termination Date, the Sublessee shall quit and surrender to the Sublessor the Sublease Premises, broom clean and in as good order and condition as they were on the Sublease Commencement Date, ordinary wear excepted, and the Sublessee shall remove from the Sublease Premises all of its personal property which is not attached to the Sublease Premises. If Sublessee fails to so vacate, then Sublessee shall be deemed a tenant at sufferance and shall pay to Sublessor holdover rent at the rate of One Hundred Fifty Percent (150%) of the Rent hereunder ("Holdover Rent"); however, payment of such Holdover Rent shall not prevent Sublessor from seeking any and all remedies as provided herein, at law and in equity due to Sublessee's failure to surrender the Sublease Premises. Sublessee's obligation to perform and observe this covenant shall survive the expiration or other termination of this Sublease.

15. Indemnification. Except as results from the gross negligence or willful misconduct of Sublessor or Master Landlord, Sublessee hereby agrees to indemnify and hold the Sublessor and the Master Landlord harmless from and against any cost, damage, claim, liability or expense (including reasonable attorney's fees) incurred by or claimed against the Sublessor and/or the Master Landlord, directly or indirectly, as a result the Sublessee's use of or occupancy of the Sublease Premises and/or Sublessee's negligence or willful misconduct.

16. Notices. Any notice, demand or other communication which must or may be given or made by either party hereto shall be in writing and shall be given or made by hand delivery, by receipted, overnight courier, or by mailing the same by registered or certified mail, postage prepaid: (i) In the case of Sublessee, to the Premises, with copies to Venture Catalyst Incorporated 16868 Via Del Campo Court, Suite #200, San Diego, CA 92127 Attention: General Counsel; and
(ii) In the case of Sublessor, to 6060 Center Drive, Los Angeles, California 90045, Attention: Brad Zylstra, with copies to iXL, Inc. 1888 Emery Street, NW, Atlanta, GA 30318 Attention: Mr. Carl P. Helfrich. Payment of Rent pursuant hereto shall be made to Sublessor's Atlanta notice address above.

Either party may, by notice to the other given as aforesaid, designate a new or additional address to which any such notice, demand or other communication thereafter shall be given, made or mailed.

17. Brokers. Sublessor and Sublessee warrant and represent to each other that other than The Staubach Company (Sublessor's representative) and Lee & Associates (Sublessee's representative) no broker brought about this transaction or dealt with either party in connection herewith, and each party agrees to indemnify the other from and against any other outside broker claims. Sublessor shall be responsible for the payment of all brokerage commissions to Sublessor's representative and Sublessee's representative pursuant to separate agreements.

18. Parking. Sublessee shall be entitled to use twelve (12) self-serve, unreserved parking space in the on-site garage at the Master Landlord's prevailing market rates for use of such spaces.

19. Repairs and Maintenance. Any repair and maintenance obligation with respect to the Sublease Premises which are the responsibility of Sublessor, as Tenant under the Master Lease, shall be performed by Sublessee at Sublessee's sole cost and expense. Sublessee agrees that it will notify Sublessor promptly of the need for any repair to the Sublease Premises, even if Sublessor is not responsible for such repair.

20. Contingency. Sublessee acknowledges that the terms of the Master Lease provide Master Landlord with the right to recapture the Sublease Premises or reasonably withhold its consent to this Sublease within thirty (30) days of notice of such proposed subletting. Accordingly, the terms, conditions, privileges and obligations set forth herein are expressly contingent on Master

Landlord's consent to this Sublease and if Master Landlord withholds its consent this Sublease shall terminate and neither party shall have any further obligations to the other.

21.     General Provisions.

               a. Benefit and Burden. The covenants, conditions, agreements, terms and provisions herein contained shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective personal representatives, successors, heirs, executors, administrators and assigns.

               b. Governing Law. It is the intention of the parties hereto that this Sublease shall be construed and enforced in accordance with the laws of the State of California, without regard to its conflict of law rules.

               c. Entire Agreement. This Sublease contains the final and entire agreement between the parties hereto regarding the subject hereof, and they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not herein contained.

               d. Conflicts Between this Sublease and the Master Lease. With respect to the relationship between the Sublessor and the Sublessee, the terms and conditions of this Sublease shall take precedence with respect to any conflict between the terms and conditions contained herein and the terms and conditions of the Master Lease. Nothing herein shall be construed in any way to affect the rights and obligations of the Sublessor and the Master Landlord under the Master Lease.

               e. Captions. The captions throughout this Sublease are for convenience or reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Sublease, nor in any way affect this Sublease.

               f. Singular and Plural. Wherever appropriate herein, the singular includes the plural and the plural includes the singular.

               g. Counterpart. This Sublease may be executed in several counterparts, but all counterparts shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the Sublessor and the Sublessee have each executed this Sublease on the day and year first hereinabove written.

                                            SUBLESSOR:
                                            IXL, INC.

                                            By:  /s/  Mark Steele
                                                 -------------------------------
                                            Its:   SVP
                                                 -------------------------------
                                            Date:  8/17/2000
                                                 -------------------------------

                                            SUBLESSEE:
                                            VENTURE CATALYST INCORPORATED

                                            By:  /s/  Kevin McIntosh
                                                 -------------------------------
                                            Its:   CFO
                                                 -------------------------------
                                            Date:  8/11/00
                                                 -------------------------------